UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
January 21, 2015 (January 19, 2015)

HOME LOAN SERVICING SOLUTIONS, LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	1-35431	98-0683664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Home Loan Servicing Solutions, Ltd.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands
Registrant’s telephone number, including area code: (345) 815-9902

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 19, 2015, HLSS Holdings, LLC (“HLSS Holdings”), a wholly-owned direct subsidiary of Home Loan Servicing Solutions, Ltd., amended and restated one of its existing servicing advance financing facilities (the “HSART II Facility”) through the execution of the following agreements:

•
the Third Amended and Restated Indenture (the “HSART II Indenture”) by and among HLSS Servicer Advance Receivables Trust II (the “Issuer”), Deutsche Bank National Trust Company (the “Indenture Trustee”), HLSS Holdings, Ocwen Loan Servicing, LLC (“OLS”) and Barclays Bank PLC (the “Administrative Agent”); and

•
the Third Amended and Restated Indenture Supplement (the “HSART II Indenture Supplement” and together with the HSART II Indenture, the “HSART II Facility Agreements”) by and among the Issuer, the Indenture Trustee, HLSS Holdings, OLS and the Administrative Agent.

The amendment of the HSART II Facility Agreements (i) extended the expected repayment date of the HSART II Facility from February 13, 2015 to December 3, 2015, (ii) incorporates additional designated servicing agreements as collateral for the HSART II Facility, and (iii) sets the maximum principal balance (the “Maximum VFN Note Balance”) of the variable funding notes at $525 million and prescribes the circumstances whereby the Maximum VFN Note Balance will be increased by $100 million to $625 million for a period of six months and, after the expiration of such period, then reduced to $550 million.

This description of the HSART II Facility Agreements is not complete and is qualified in its entirety by reference to those agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2 and which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d) Exhibits:

Exhibit No.

10.1	Third Amended and Restated Indenture by and among HLSS Servicer Advance Receivables Trust II; Deutsche Bank National Trust Company; HLSS Holdings, LLC; Ocwen Loan Servicing, LLC and Barclays Bank PLC.

10.2
Third Amended and Restated Indenture Supplement by and among HLSS Servicer Advance Receivables Trust II; Deutsche Bank National Trust Company; HLSS Holdings, LLC; Ocwen Loan Servicing, LLC and Barclays Bank PLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME LOAN SERVICING SOLUTIONS, LTD.
(Registrant)

Date:	January 21, 2015	By:	/s/ James E. Lauter
James E. Lauter
Senior Vice President and Chief Financial Officer (On behalf of the Registrant and as its principal financial officer)